UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

Corporate Capital Trust, Inc.
(Exact name of registrant as specified in its charter)
Commission file number: 814-00827

Maryland	27-2857503
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CNL Center at City Commons
450 South Orange Avenue
Orlando, Florida 32801	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2013, Corporate Capital Trust, Inc. (the “Company”) entered into a committed facility arrangement, which became effective on June 12, 2013, with BNP Paribas Prime Brokerage, Inc. (“BNP”) under which the Company may borrow up to $200 million.  The committed facility arrangement consists of a set of agreements (namely, a Committed Facility Agreement by and between the Company and BNP (the “CFA”), a U.S. PB Agreement by and between the Company and BNP and a Special Custody and Pledge Agreement by and among the Company, BNP and State Street Bank and Trust Company (the “Custodian”), each dated as of June 4, 2013), which are collectively referred to herein as the Financing Agreements.

The Company pledges certain of its assets as collateral to secure borrowings under the Financing Agreements.  The pledged assets may consist of U.S. cash, U.S. Government securities and other margin-eligible securities acceptable to BNP and the Custodian.  Such pledged assets are held in a segregated custody account with the Custodian.  The amount of assets required to be pledged by the Company is determined in accordance with the margin requirements described in the Financing Agreements.  The Company retains the benefits of ownership of the assets pledged to secure borrowings under the Financing Agreements.  Interest is charged at the rate of one month LIBOR (London Interbank Offered Bank) plus 1.10% and is payable monthly.  The Company also pays a monthly commitment fee of 0.55% on any unused commitment amounts.

In connection with the Financing Agreements, the Company has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default and facility termination events, the Financing Agreements contain the following additional facility termination events, among others: (a) the occurrence of a default, termination event or similar condition by the Company under third-party contracts above a specified value; (b) any change in BNP’s interpretation of applicable law that, in the reasonable opinion of external counsel to BNP, has the effect of impeding or prohibiting the arrangements under the Financing Agreements; (c) specified material reductions in the Company’s net asset value, including if such net asset value declines at any month-end to less than 50% of its net asset value in effect as of the most recent fiscal year end; (d) any change in the Company’s fundamental investment policies; and (e) the termination of the investment management agreement with the Company’s investment advisor or if the Company’s investment advisor otherwise ceases to act as investment advisor of the Company and is not immediately replaced.  The Company may terminate the CFA with 180 days’ notice.  If certain margin and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination.  Absent a default or facility termination event, BNP is required to provide the Company with 364 days’ notice prior to terminating or amending the CFA.

Under the terms of the Financing Agreements, BNP has the ability to borrow a portion of the pledged collateral (“Rehypothecated Securities”), subject to certain limits.  The Company receives a fee from BNP in connection with any Rehypothecated Securities.  The Company may designate any security within the pledged collateral as ineligible to be a Rehypothecated Security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by the Company to BNP.  The Company may recall any Rehypothecated Security at any time and BNP must, to the extent commercially reasonable, return such security or equivalent security within a commercially reasonable period.  In the event BNP does not return the security, the Company will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any outstanding borrowings owed to BNP under the Financing Agreements.  Rehypothecated Securities are marked-to-market daily and if the value of all Rehypothecated Securities exceeds 100% of the outstanding borrowings owed by the Company under the Financing Agreements, BNP may either reduce the amount of Rehypothecated Securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess.  The Company will continue to receive interest and the scheduled repayment of principal balances on Rehypothecated Securities.

The foregoing summary descriptions of the Financing Agreements are summaries only and are qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events

On June 17, 2013, the Company’s board of directors declared distributions of $0.015004 per share, based on weekly record dates for the time period beginning on July 2, 2013 through and including August 28, 2013.  The distributions will be paid monthly.

 Item 9.01. Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

10.1	Committed Facility Agreement, dated as of June 4, 2013, by and between Corporate Capital Trust, Inc. and BNP Paribas Prime Brokerage, Inc.

10.2	U.S. PB Agreement, dated as of June 4, 2013, by and between Corporate Capital Trust, Inc. and BNP Paribas Prime Brokerage, Inc.

10.3	Special Custody and Pledge Agreement, dated as of June 4, 2013, by and between Corporate Capital Trust, Inc., BNP Paribas Prime Brokerage, Inc. and State Street Bank and Trust Company

99.1	Press release dated June 17, 2013

Forward-Looking Statements

Certain statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally are characterized by the use of terms such as “may,” “will,” “should,” “plan,” “anticipate,” “estimate,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. Given these uncertainties, we caution investors and potential investors not to place undue reliance on such statements. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE CAPITAL TRUST, INC.

Dated: June 18, 2013	By:	/s/ Paul S. Saint-Pierre
	Name:	Paul S. Saint-Pierre
	Title:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1	Committed Facility Agreement, dated as of June 4, 2013, by and between Corporate Capital Trust, Inc. and BNP Paribas Prime Brokerage, Inc.

10.2	U.S. PB Agreement, dated as of June 4, 2013, by and between Corporate Capital Trust, Inc. and BNP Paribas Prime Brokerage, Inc.

10.3	Special Custody and Pledge Agreement, dated as of June 4, 2013, by and between Corporate Capital Trust, Inc., BNP Paribas Prime Brokerage, Inc. and State Street Bank and Trust Company

99.1	Press release dated June 17, 2013